Exhibit 10.6
August 4, 2006
Mr. Scott Bromley
441 127th Lane NW
Coon Rapids, MN 55448
     Re:      Employment matters related to Bioheart, Inc. (the “Company”)
Dear Scott:
     This letter agreement (the “Agreement”) shall set forth the agreements between you and the Company in connection with any and all issues related to your past, present and continued employment with the Company. Each of you and the Company hereby agree as follows:
     1. As full and complete settlement for unpaid salary or other compensation that may be owed to you for services rendered prior to the date of this Agreement, the Company shall issue to you 77,143 shares of the Company common stock, par value $.001 per share (the “Shares”). Additionally, the Company shall reimburse you an amount equal to all federal and state income taxes actually paid by you as a direct result of the issuance of the Shares. It is the intention of you and the Company that the value of each Share shall be equal to $3.50 and the aggregate value of the Shares, plus the reimbursement to you of amounts payable by you for state and federal income taxes directly as a result of the issuance of the Shares to you shall be equal to approximately $390,000.
     2. Subject to the terms and conditions of this Agreement, you agree to continue your employment with the Company as Vice President, Public Relations. The Company will pay you an annual salary equal to $130,000 (the “Salary”), and you shall continue to be eligible to participate in the benefit plans that the Company as provided to you and your family, if applicable, prior to the date of this Agreement. It is agreed that you will continue your public relations activities and fundraising activities as a part of your employment duties, and no additional compensation will be due to you for securing additional investment capital. In this regard, it is agreed that you will use your best efforts to raise a minimum of $1 million of investment capital for the Company during its next round of financing. Each of you and the Company understand that this Agreement is not a contract of employment for any definite term. Your employment with the Company shall continue to be “at-will,” and may be terminated at any time, for any reason, with or without cause or notice, by either you or the Company.
     3. You and the Company each ratify and affirm the validity of the following options granted to you: (i) an option to purchase 100,000 shares of common stock with an as adjusted exercise price of $0.79 per share which were granted to you on December 25, 1999 pursuant to
13794 NW 4th Street, Suite 212
Sunrise, Florida 33325 USA
Tel: 954-835-1500

Scott Bromley
August 4, 2006

an Incentive Option Agreement, a copy of which is attached hereto as Exhibit A; (ii) an option to purchase 42,000 shares of common stock with an as adjusted exercise price of $3.50 per share which were granted to you on December 18, 2000 pursuant to an Incentive Option Agreement, a copy of which is attached hereto as Exhibit B; and (iii) an option to purchase 500 shares of common stock with an exercise price of $3.50 per share which were granted to you on December 31, 2005 pursuant to an Incentive Option Agreement, a copy of which is attached hereto as Exhibit C. We each agree that any all options which may have been previously granted to you by the Company are hereby terminated, and you agree not to seek to revive, exercise or transfer any such options. In order to increase the total number of options granted to you by the Company to 600,000, which is the maximum amount permitted under the Company’s 1999 Officers and Employees Stock Option Plan (the “1999 Plan”), effective upon the execution of this Agreement, the Company hereby grants you an “incentive” stock option top purchase 457,500 shares of the Company’s common stock, par value $.001 per share, under and in accordance with the 1999 Plan, which options shall be fully vested and exercisable for a period of ten (10) years from the date of grant at a per share exercise price equal to $3.50, all in accordance with the Option Agreement attached to this Agreement as Exhibit D.
     4. Effective upon the execution of this Agreement, the Company hereby grants you a warrant to purchase 305,000 shares of the Company’s common stock, par value $.001 per share, at the per share exercise price of $3.50, which warrant shall be fully vested and exercisable for a period of ten (10) years from the date of grant, all in accordance with the Warrant attached to this Agreement as Exhibit E.
     5. It is expressly understood and agreed that except as set forth in this Agreement, you are not entitled to, you shall have no right to, and you agree that you shall not request or pursue, any additional compensation from the Company, whether in the form of cash, stock, options, warrants, Company benefits or otherwise.
     6. In exchange for the covenants, promises and payments set forth in this Agreement, you agree to waive, release, remise, acquit, and forever discharge the Company, its officers, directors, employees, successors, attorneys, administrators, trustees, and assigns, from and against any and all actions, causes of action, claims, demands, damages, costs, expenses and debts whatsoever (collectively, the “Claims” and individually, a “Claim”), whether in law and in equity, which you have, have had, or which you or your agents, servants, employees, heirs, successors, attorneys, administrators, trustees, and assignees can, shall or may have against the Company on account of or in any way growing out of or relating to, any matter or thing which has happened, developed or occurred from the beginning of the world to the date of this Agreement, whether known or unknown, suspected or unsuspected, including, without limitation, any such Claims which are in any way connected with, based upon, related to or arising out of any amounts or obligations owed or payable to you by the Company, your employment by the Company or the services provided by you to the Company. In exchange for the covenants and promises set forth in this Agreement, the Company agrees to waive, release, remise, acquit, and forever discharge you and your assigns from and against any and all Claims, whether in law and in equity, which it has, has had, or which it or its agents, servants, employees, heirs, successors, attorneys, administrators, trustees, and assignees can, shall or may have against

Scott Bromley
August 4, 2006

you on account of or in any way growing out of or relating to, any matter or thing which has happened, developed or occurred from the beginning of the world to the date of this Agreement, whether known or unknown, suspected or unsuspected, including, without limitation, any such Claims which are in any way connected with, based upon, related to or arising out of any amounts or obligations owed or payable to the Company by you, your employment by the Company or the services provided by you to the Company.
     7. You agree that in the event your employment by the Company is terminated for any reason, you will assist the Company, as requested, in the professional transition of work in progress, duties, files and pertinent information, including, but not limited to the preservation of positive relationships between the Company and its investors. You also agree not make any oral or written statement or engage in conduct of any kind that either directly or indirectly disparages, criticizes, defames or otherwise casts a negative characterization upon the Company or its shareholders, officers, directors, employees, or their relatives, nor shall you direct, encourage or assist anyone else to do so. You further agree not to take any action which could harm the relationship between the Company and its investors or potential investors.
     8. This Agreement and all controversies arising from or related to performance under this Agreement shall be governed by the internal laws of the State of Florida without regard to its rules concerning conflicts of laws. The parties exclusively, irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the State of Florida located in Broward County or in the United States District Court located in Broward County, Florida for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by any party hereto.
     If this letter is consistent with your understanding of our agreement, please execute this letter in the space provided below. If you have any questions, or if you need additional information, please do not hesitate to contact me.

Very truly yours, Bioheart, Inc.
By:	/s/
Howard J. Leonhardt,
Chief Executive Officer

Acknowledged and agreed to this 24th day of August 2006.
/s/ Scott Bromley
Scott Bromley

EXHIBIT A
BIOHEART, INC.
INCENTIVE STOCK OPTION AGREEMENT
FOR
Scott Bromley
Agreement
     1. Grant of Option. BIOHEART, INC. (the “Company”) hereby grants, as of December 25, 1999 (the “Date of Grant”), to Scott Bromley (the “Optionee”) an option (the “Option”) to purchase up to 100,000 shares of the Company’s Common Stock, $.01 par value (the “Stock”), at an exercise price per share equal to $1.80 (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company’s 1999 Officers and Employees Stock Option Plan (the “Plan”), which is incorporated herein for all purposes. The Option shall be treated by the Company as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and not a nonqualified stock option, if and to the extent that the limitations under Section 4(b) of the Plan and Section 422(d) of the Code, are not exceeded. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof.
     2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.
     3. Exercise Schedule. Except as otherwise provided in Section 6 or 12 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Optionee has been continuously employed by the Company or a Subsidiary through and on the applicable Vesting Date:

Percentage of Shares	Vesting Date

25%	first anniversary of Date of Grant

25%	second anniversary of Date of Grant

25%	third anniversary of Date of Grant

25%	fourth anniversary of Date of Grant
     Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the Optionee’s termination of employment with the Company and its Subsidiaries, any unvested portion of the Option shall terminate and be null and void.
     4. Method of Exercise. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the Exercise Price, and (b) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.
     5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense); or (d) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.
     6. Termination of Option.
     (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:
          (i) three (3) months after the date on which the Optionee’s employment with the Company and its Subsidiaries is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee’s employment by reason of the Optionee’s willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death;
          (ii) immediately upon the termination of the Optionee’s employment with the Company and its Subsidiaries for Cause;
          (iii) twelve (12) months after the date on which the Optionee’s employment with the Company and its Subsidiaries is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) as determined by a medical doctor satisfactory to the Committee;

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          (iv) twelve (12) months after the date of termination of the Optionee’s employment with the Company and its Subsidiaries by reason of the death of the Optionee (or if later, three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in paragraph (iii) of this Section 6);
          (v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders of the Company;
          (vi) the tenth (10th) anniversary of the Date of Grant; or
          (vii) termination under Section 12 hereof.
     (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) of the Plan in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).
     7. Transferability. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.
     8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

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     9. Stockholders Agreements; Restrictions.
     (a) Stockholders Agreement. Unless the requirements under this sentence are waived in writing by the Company, the Optionee shall not be permitted to exercise the Option or to be issued any shares of Stock thereunder unless and until the Optionee executes and delivers to the Company the form of stockholders agreement then in effect among the Company and its stockholders (which agreement may be the stockholders agreement utilized in connection with the Company’s initial private offering to investors) (the “Stockholders Agreement”). In addition to any rights or obligations of Optionee under such Stockholders Agreement, the Optionee is and shall be subject to the following provisions of this Section 9 and the other provisions of this Option Agreement.
     (b) Restrictions While Stock is Not Registered; Restricted Shares. The shares of Stock subject to the Option specified in Section 1 and (i) all shares of the Company’s capital stock received as a dividend or other distribution upon such shares, and (ii) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this Section 9 at all times, and only at those times, that shares of the Company’s Common Stock are not Publicly-Held (such times during which the Stock is not so Publicly-Held hereinafter being referred to as the “Restricted Period”) and are during the Restricted Period hereinafter referred to as “Restricted Shares.” For purposes of this Agreement, “Publicly-Held” means that the Common Stock of the Company, or the stock of any successor company into which the Common Stock is substituted or exchanged, is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.
     (c) No Sale or Pledge of Restricted Shares. Except as otherwise provided herein, the Optionee agrees and covenants that during the Restricted Period he or she will not sell, pledge, encumber or otherwise transfer or dispose of, and will not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as “transfers”), all or any portion of the Restricted Shares or any interest therein except in accordance with and subject to the terms of this Section 9.
     (d) Involuntary Transfer Repurchase Option. Whenever, during the Restricted Period, the Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Shares, whether by operation of law or otherwise, the Optionee shall give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, the Optionee agrees to disclose forthwith to the Company all pertinent information in his possession relating thereto. If during the Restricted Period any of the Restricted Shares are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to purchase such of the Restricted Shares upon notice by the Company to the Optionee or other record holder at a price determined according to Section 9(f) below, and any of the Restricted Shares so purchased by the Company or its designated purchaser shall in every case be free and

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clear of such transfer, lien, or charge.
     (e) Repurchase Option on Termination of Employment. Anything set forth in this Agreement to the contrary notwithstanding, the Company shall have the right (but not the obligation) to purchase or designate a purchaser of all, but not less than all, of the Restricted Shares (including, without limitation, any Restricted Shares transferred pursuant to Section 2.3.1 of the Stockholders Agreement) during the Restricted Period and after termination of the Optionee’s employment relationship with the Company for any reason, for the purchase price specified in Section 9(f) hereof. The Company may exercise its right to purchase or designate a purchaser of the Restricted Shares at any time (without any time limitation) after the Optionee’s termination of employment or service and during the Restricted Period. If the Company chooses to exercise its right to purchase the Restricted Shares hereunder, the Company shall give its notice of its exercise of this right to the Optionee or his or her legal representative specifying in such notice a date not later than ten (10) days following the date of giving such notice on which the Company or its designated purchaser shall deliver, or be prepared to deliver the check or promissory note for the purchase price and the Optionee or his or her legal representative shall deliver all stock certificates evidencing such Restricted Shares duly endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer.
     (f) Repurchase Price. For purposes of Section 9(d) and (e) hereof, the per share purchase price of Restricted Shares shall be an amount equal to the Fair Market Value of such share, determined by the Board or the Committee as of any date determined by the Board or the Committee that is not more than one year prior to the date of the event giving rise to the Company’s right to purchase such Restricted Shares under this Section 9. Any determination of Fair Market Value made by the Board or the Committee shall be binding and conclusive on all parties unless shown to have been made in an arbitrary and capricious manner. The purchase price shall, at the option of the Company, be payable in cash or in the form of the Company’s promissory note payable in up to three equal annual installments commencing 12 months after the acquisition by the Company (“Acquisition Date”) of the Restricted Shares, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest of Citibank, N.A. on the Acquisition Date.
     (g) Voting Rights. As a condition to Optionee’s exercise of any Option pursuant to this Agreement, the Company may in its discretion require that Optionee enter into a voting agreement that grants to specified persons designated therein the voting rights for all shares of Stock acquired pursuant to the exercise of such Options, until the earlier of (i) 10 years from the date of exercise of the Option, or (ii) the end of the Restricted Period, such voting agreement to be in such form as the Company reasonably may request.
     (h) Legends. The certificate or certificates representing any Shares acquired pursuant to the exercise of an Option prior to the last day of the Restricted Period shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws or the Stockholders Agreement):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”)

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AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.
     10. Market Stand-Off Agreement. In the event of an initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.
     11. Optionee’s Representations. By executing this Agreement, Optionee hereby represents and warrants to the Company as to all provisions set forth in the Investment Representation Statement attached hereto as Exhibit A. In addition, in the event the Company’s issuance of the Shares purchasable pursuant to the exercise of this Option has not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, execute and deliver to the Company such Investment Representation Statement or such other form as the Company may request.
     12. Options Terminate if Optionee Violates Agreements. The Participant hereby acknowledges and agrees, as a condition to receiving a grant of the Options, and the receiving of Shares upon exercise of such Options, to be bound by the restrictive covenant provisions of that certain Employment Agreement, dated ___, entered into by and between the Company and the Participant, as well as any and all restrictive covenant agreements including the Noncompetition Agreement and the Inventions and Proprietary Rights Assignment and Confidentiality Agreement. In the event the Participant breaches any of the restrictive covenant provisions and/or agreements, the Board may, within its sole and absolute discretion and upon written notice to the Optionee, terminate this Agreement and, consequently (a) the Options

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hereunder shall become immediately void and shall no longer have any force any effect, and (b) any and all Shares Optionee received pursuant to this Agreement must be returned to the Company immediately upon demand by the Company upon the Company’s return of the exercise price paid by the Optionee. The determination as to whether the Executive has breached any of the restrictive covenant provisions and/or agreements shall be made by the Board, in good faith, and shall be binding and conclusive on all parties.
     13. Acceleration of Exercisability of Option. Except as otherwise determined by the Board or the Committee, in its sole and absolute discretion, this Option shall become immediately exercisable in the event of a Change in Control, or in the event the Committee or the Board exercises its discretion to cancel the Option pursuant to Sections 6(b) or (c) hereof.
     14. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.
     15. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.
     16. Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or the Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option.
     17. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement.
     18. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 3425 Stallion Lane, Weston, Florida 33331, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.
     19. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
     (a) Exercise of Option. There will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.
     (b) Disposition of Shares. If Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Option are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares.
     (c) Notice of Disqualifying Disposition of Option Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Option on or before the later of (1) the date two years after the Date of Grant, (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to the income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.
     The foregoing discussion assumes that, and only is applicable if, the fair market value of the Shares as of the date on which the Option is granted is not less than the Exercise Price. The Company believes that it has made a good faith effort to determine the fair market value of the Shares and does not believe that the Exercise Price is less than the fair market value of the Shares on the Date of Grant. No assurances can be given, however, that the Internal Revenue Service would not take a contrary position, or that the Internal Revenue Service would not treat the Option as an Incentive Stock Option for some other reason. If the Exercise Price is determined to be less than the fair market value of a Share on the Date of Grant, then the Option may be taxable as a non-qualified option. The holder of a non-qualified option will be treated as having received compensation income (taxable at ordinary income tax rates) at the time the option is exercised equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Shares transferred pursuant to the non-qualified option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 25th day of December 1999.

COMPANY: BIOHEART, INC.
By:	/s/
John L. Babitt
Chief Financial Officer

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:	OPTIONEE:
By:
Scott Bromley

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EXHIBIT A
INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

COMPANY	:	BIOHEART, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
In connection with the grant and exercise of options to purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:
     (a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).
     (b) I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.
     (c) I further understand that the Securities must be held by me indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available, and that I cannot transfer or sell any Securities unless permitted under my Stock Option Agreement and the Stockholders Agreement referenced in Section 9(a) of this Stock Option Agreement. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.
     (d) I am familiar and agree to comply with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions, subject to the requirements of my Stock Option Agreement and the Stockholders Agreement.

Signature of Purchaser:

Date:

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EXHIBIT B
BIOHEART, INC.
INCENTIVE STOCK OPTION AGREEMENT
FOR
Scott Bromley
Agreement
     1. Grant of Option. BIOHEART, INC. (the “Company”) hereby grants, as of December 18, 2000 (the “Date of Grant”), to Scott Bromley (the “Optionee”) an option (the “Option”) to purchase up to 42,000 shares of the Company’s Common Stock, $.01 par value (the “Stock”), at an exercise price per share equal to $8.00 (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company’s 1999 Officers and Employees Stock Option Plan (the “Plan”), which is incorporated herein for all purposes. The Option shall be treated by the Company as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and not a nonqualified stock option, if and to the extent that the limitations under Section 4(b) of the Plan and Section 422(d) of the Code, are not exceeded. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof.
     2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.
     3. Exercise Schedule. Except as otherwise provided in Section 6 or 12 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Optionee has been continuously employed by the Company or a Subsidiary through and on the applicable Vesting Date:

Percentage of Shares	Vesting Date

17%	January 31, 2001
16%	February 28, 2001
17%	March 31, 2001
17%	April 30, 2001
17%	May 31, 2001
16%	June 30, 2001

     Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the Optionee’s termination of employment with the Company and its Subsidiaries, any unvested portion of the Option shall terminate and be null and void.
     4. Method of Exercise. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the Exercise Price, and (b) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.
     5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense); or (d) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.
     6. Termination of Option.
     (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:
          (i) three (3) months after the date on which the Optionee’s employment with the Company and its Subsidiaries is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee’s employment by reason of the Optionee’s willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death;
          (ii) immediately upon the termination of the Optionee’s employment with the Company and its Subsidiaries for Cause;
          (iii) twelve (12) months after the date on which the Optionee’s employment with the Company and its Subsidiaries is terminated by reason of a mental or physical disability

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(within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) as determined by a medical doctor satisfactory to the Committee;
          (iv) twelve (12) months after the date of termination of the Optionee’s employment with the Company and its Subsidiaries by reason of the death of the Optionee (or if later, three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in paragraph (iii) of this Section 6);
          (v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders of the Company;
          (vi) the tenth (10th) anniversary of the Date of Grant; or
          (vii) termination under Section 12 hereof.
     (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) of the Plan in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).
     7. Transferability. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.
     8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

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     9. Stockholders Agreements; Restrictions.
     (a) Stockholders Agreement. Unless the requirements under this sentence are waived in writing by the Company, the Optionee shall not be permitted to exercise the Option or to be issued any shares of Stock thereunder unless and until the Optionee executes and delivers to the Company the form of stockholders agreement then in effect among the Company and its stockholders (which agreement may be the stockholders agreement utilized in connection with the Company’s initial private offering to investors) (the “Stockholders Agreement”). In addition to any rights or obligations of Optionee under such Stockholders Agreement, the Optionee is and shall be subject to the following provisions of this Section 9 and the other provisions of this Option Agreement.
     (b) Restrictions While Stock is Not Registered; Restricted Shares. The shares of Stock subject to the Option specified in Section 1 and (i) all shares of the Company’s capital stock received as a dividend or other distribution upon such shares, and (ii) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this Section 9 at all times, and only at those times, that shares of the Company’s Common Stock are not Publicly-Held (such times during which the Stock is not so Publicly-Held hereinafter being referred to as the “Restricted Period”) and are during the Restricted Period hereinafter referred to as “Restricted Shares.” For purposes of this Agreement, “Publicly-Held” means that the Common Stock of the Company, or the stock of any successor company into which the Common Stock is substituted or exchanged, is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.
     (c) No Sale or Pledge of Restricted Shares. Except as otherwise provided herein, the Optionee agrees and covenants that during the Restricted Period he or she will not sell, pledge, encumber or otherwise transfer or dispose of, and will not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as “transfers”), all or any portion of the Restricted Shares or any interest therein except in accordance with and subject to the terms of this Section 9.
     (d) Involuntary Transfer Repurchase Option. Whenever, during the Restricted Period, the Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Shares, whether by operation of law or otherwise, the Optionee shall give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, the Optionee agrees to disclose forthwith to the Company all pertinent information in his possession relating thereto. If during the Restricted Period any of the Restricted Shares are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to

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purchase such of the Restricted Shares upon notice by the Company to the Optionee or other record holder at a price determined according to Section 9(f) below, and any of the Restricted Shares so purchased by the Company or its designated purchaser shall in every case be free and clear of such transfer, lien, or charge.
     (e) Repurchase Option on Termination of Employment. Anything set forth in this Agreement to the contrary notwithstanding, the Company shall have the right (but not the obligation) to purchase or designate a purchaser of all, but not less than all, of the Restricted Shares (including, without limitation, any Restricted Shares transferred pursuant to Section 2.3.1 of the Stockholders Agreement) during the Restricted Period and after termination of the Optionee’s employment relationship with the Company for any reason, for the purchase price specified in Section 9(f) hereof. The Company may exercise its right to purchase or designate a purchaser of the Restricted Shares at any time (without any time limitation) after the Optionee’s termination of employment or service and during the Restricted Period. If the Company chooses to exercise its right to purchase the Restricted Shares hereunder, the Company shall give its notice of its exercise of this right to the Optionee or his or her legal representative specifying in such notice a date not later than ten (10) days following the date of giving such notice on which the Company or its designated purchaser shall deliver, or be prepared to deliver the check or promissory note for the purchase price and the Optionee or his or her legal representative shall deliver all stock certificates evidencing such Restricted Shares duly endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer.
     (f) Repurchase Price. For purposes of Section 9(d) and (e) hereof, the per share purchase price of Restricted Shares shall be an amount equal to the Fair Market Value of such share, determined by the Board or the Committee as of any date determined by the Board or the Committee that is not more than one year prior to the date of the event giving rise to the Company’s right to purchase such Restricted Shares under this Section 9. Any determination of Fair Market Value made by the Board or the Committee shall be binding and conclusive on all parties unless shown to have been made in an arbitrary and capricious manner. The purchase price shall, at the option of the Company, be payable in cash or in the form of the Company’s promissory note payable in up to three equal annual installments commencing 12 months after the acquisition by the Company (“Acquisition Date”) of the Restricted Shares, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest of Citibank, N.A. on the Acquisition Date.
     (g) Voting Rights. As a condition to Optionee’s exercise of any Option pursuant to this Agreement, the Company may in its discretion require that Optionee enter into a voting agreement that grants to specified persons designated therein the voting rights for all shares of Stock acquired pursuant to the exercise of such Options, until the earlier of (i) 10 years from the date of exercise of the Option, or (ii) the end of the Restricted Period, such voting agreement to be in such form as the Company reasonably may request.
     (h) Legends. The certificate or certificates representing any Shares acquired pursuant to the exercise of an Option prior to the last day of the Restricted Period shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws or the Stockholders Agreement):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE

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ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.
     10. Market Stand-Off Agreement. In the event of an initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.
     11. Optionee’s Representations. By executing this Agreement, Optionee hereby represents and warrants to the Company as to all provisions set forth in the Investment Representation Statement attached hereto as Exhibit A. In addition, in the event the Company’s issuance of the Shares purchasable pursuant to the exercise of this Option has not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, execute and deliver to the Company such Investment Representation Statement or such other form as the Company may request.
     12. Options Terminate if Optionee Violates Agreements. The Participant hereby acknowledges and agrees, as a condition to receiving a grant of the Options, and the receiving of Shares upon exercise of such Options, to be bound by the restrictive covenant provisions of that certain Employment Agreement, dated                     , entered into by and between the Company and the Participant, as well as any and all restrictive covenant agreements including the Noncompetition Agreement and the Inventions and Proprietary Rights Assignment and Confidentiality Agreement. In the event the Participant breaches any of the restrictive covenant provisions and/or agreements, the Board may, within its sole and absolute discretion and upon written notice to the Optionee, terminate this Agreement and, consequently (a) the Options hereunder shall become immediately void and shall no longer have any force any effect, and (b) any

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and all Shares Optionee received pursuant to this Agreement must be returned to the Company immediately upon demand by the Company upon the Company’s return of the exercise price paid by the Optionee. The determination as to whether the Executive has breached any of the restrictive covenant provisions and/or agreements shall be made by the Board, in good faith, and shall be binding and conclusive on all parties.
     13. Acceleration of Exercisability of Option. Except as otherwise determined by the Board or the Committee, in its sole and absolute discretion, this Option shall become immediately exercisable in the event of a Change in Control, or in the event the Committee or the Board exercises its discretion to cancel the Option pursuant to Sections 6(b) or (c) hereof.
     14. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.
     15. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.
     16. Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or the Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option.
     17. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement.
     18. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 3425 Stallion Lane, Weston, Florida 33331, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.
     19. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

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     (a) Exercise of Option. There will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.
     (b) Disposition of Shares. If Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Option are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares.
     (c) Notice of Disqualifying Disposition of Option Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Option on or before the later of (1) the date two years after the Date of Grant, (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to the income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.
     The foregoing discussion assumes that, and only is applicable if, the fair market value of the Shares as of the date on which the Option is granted is not less than the Exercise Price. The Company believes that it has made a good faith effort to determine the fair market value of the Shares and does not believe that the Exercise Price is less than the fair market value of the Shares on the Date of Grant. No assurances can be given, however, that the Internal Revenue Service would not take a contrary position, or that the Internal Revenue Service would not treat the Option as an Incentive Stock Option for some other reason. If the Exercise Price is determined to be less than the fair market value of a Share on the Date of Grant, then the Option may be taxable as a non-qualified option. The holder of a non-qualified option will be treated as having received compensation income (taxable at ordinary income tax rates) at the time the option is exercised equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Shares transferred pursuant to the non-qualified option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 18th day of December.

COMPANY: BIOHEART, INC.
By:	/s/
Howard J. Leonhardt, Chief Executive
Officer

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:	OPTIONEE:
By:
Scott Bromley

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EXHIBIT A
INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

COMPANY	:	BIOHEART, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
In connection with the grant and exercise of options to purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:
     (a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).
     (b) I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.
     (c) I further understand that the Securities must be held by me indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available, and that I cannot transfer or sell any Securities unless permitted under my Stock Option Agreement and the Stockholders Agreement referenced in Section 9(a) of this Stock Option Agreement. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

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     (d) I am familiar and agree to comply with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions, subject to the requirements of my Stock Option Agreement and the Stockholders Agreement.

Signature of Purchaser:

Date:

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EXHIBIT C
BIOHEART, INC.
INCENTIVE STOCK OPTION AGREEMENT
FOR
Scott Bromley
Agreement
     1. Grant of Option. BIOHEART, INC. (the “Company”) hereby grants, as of December 31, 2005 (the “Date of Grant”), to Scott Bromley (the “Optionee”) an option (the “Option”) to purchase up to 500 shares of the Company’s Common Stock, $.01 par value (the “Stock”), at an exercise price per share equal to $3.50 (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company’s 1999 Officers and Employees Stock Option Plan (the “Plan”), which is incorporated herein for all purposes. The Option shall be treated by the Company as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and not a nonqualified stock option, if and to the extent that the limitations under Section 4(b) of the Plan and Section 422(d) of the Code, are not exceeded. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof.
     2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.
     3. Exercise Schedule. Except as otherwise provided in Section 6 or 12 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Optionee has been continuously employed by the Company or a Subsidiary through and on the applicable Vesting Date:

Percentage of Shares	Vesting Date

100%	Immediately
     Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the Optionee’s termination of employment with the Company and its Subsidiaries, any unvested portion of the Option shall terminate and be null and void.
     4. Method of Exercise. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the Exercise Price, and (b) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.
     5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense); or (d) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.
     6. Termination of Option.
     (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:
          (i) three (3) months after the date on which the Optionee’s employment with the Company and its Subsidiaries is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee’s employment by reason of the Optionee’s willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death;
          (ii) immediately upon the termination of the Optionee’s employment with the Company and its Subsidiaries for Cause;
          (iii) twelve (12) months after the date on which the Optionee’s employment with the Company and its Subsidiaries is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986, as amended) as determined by a medical doctor satisfactory to the Committee;

          (iv) twelve (12) months after the date of termination of the Optionee’s employment with the Company and its Subsidiaries by reason of the death of the Optionee (or if later, three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in paragraph (iii) of this Section 6);
          (v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders of the Company;
          (vi) the tenth (10th) anniversary of the Date of Grant; or
          (vii) termination under Section 12 hereof.
     (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) of the Plan in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).
     7. Transferability. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.
     8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     9. Stockholders Agreements; Restrictions.
     (a) Stockholders Agreement. Unless the requirements under this sentence are waived in writing by the Company, the Optionee shall not be permitted to exercise the Option or to be issued any shares of Stock thereunder unless and until the Optionee executes and delivers to the Company the form of stockholders agreement then in effect among the Company and its stockholders (which agreement may be the stockholders agreement utilized in connection with the Company’s initial private offering to investors) (the “Stockholders Agreement”). In addition to any rights or obligations of Optionee under such Stockholders Agreement, the Optionee is and shall be subject to the following provisions of this Section 9 and the other provisions of this Option Agreement.
     (b) Restrictions While Stock is Not Registered; Restricted Shares. The shares of Stock subject to the Option specified in Section 1 and (i) all shares of the Company’s capital stock received as a dividend or other distribution upon such shares, and (ii) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this Section 9 at all times, and only at those times, that shares of the Company’s Common Stock are not Publicly-Held (such times during which the Stock is not so Publicly-Held hereinafter being referred to as the “Restricted Period”) and are during the Restricted Period hereinafter referred to as “Restricted Shares.” For purposes of this Agreement, “Publicly-Held” means that the Common Stock of the Company, or the stock of any successor company into which the Common Stock is substituted or exchanged, is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.
     (c) No Sale or Pledge of Restricted Shares. Except as otherwise provided herein, the Optionee agrees and covenants that during the Restricted Period he or she will not sell, pledge, encumber or otherwise transfer or dispose of, and will not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as “transfers”), all or any portion of the Restricted Shares or any interest therein except in accordance with and subject to the terms of this Section 9.
     (d) Involuntary Transfer Repurchase Option. Whenever, during the Restricted Period, the Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Shares, whether by operation of law or otherwise, the Optionee shall give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, the Optionee agrees to disclose forthwith to the Company all pertinent information in his possession relating thereto. If during the Restricted Period any of the Restricted Shares are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to purchase such of the Restricted Shares upon notice by the Company to the Optionee or other record holder at a price determined according to Section 9(f) below, and any of the Restricted Shares so purchased by the Company or its designated purchaser shall in every case be free and clear of such transfer, lien, or charge.

     (e) Repurchase Option on Termination of Employment. Anything set forth in this Agreement to the contrary notwithstanding, the Company shall have the right (but not the obligation) to purchase or designate a purchaser of all, but not less than all, of the Restricted Shares (including, without limitation, any Restricted Shares transferred pursuant to Section 2.3.1 of the Stockholders Agreement) during the Restricted Period and after termination of the Optionee’s employment relationship with the Company for any reason, for the purchase price specified in Section 9(f) hereof. The Company may exercise its right to purchase or designate a purchaser of the Restricted Shares at any time (without any time limitation) after the Optionee’s termination of employment or service and during the Restricted Period. If the Company chooses to exercise its right to purchase the Restricted Shares hereunder, the Company shall give its notice of its exercise of this right to the Optionee or his or her legal representative specifying in such notice a date not later than ten (10) days following the date of giving such notice on which the Company or its designated purchaser shall deliver, or be prepared to deliver the check or promissory note for the purchase price and the Optionee or his or her legal representative shall deliver all stock certificates evidencing such Restricted Shares duly endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer.
     (f) Repurchase Price. For purposes of Section 9(d) and (e) hereof, the per share purchase price of Restricted Shares shall be an amount equal to the Fair Market Value of such share, determined by the Board or the Committee as of any date determined by the Board or the Committee that is not more than one year prior to the date of the event giving rise to the Company’s right to purchase such Restricted Shares under this Section 9. Any determination of Fair Market Value made by the Board or the Committee shall be binding and conclusive on all parties unless shown to have been made in an arbitrary and capricious manner. The purchase price shall, at the option of the Company, be payable in cash or in the form of the Company’s promissory note payable in up to three equal annual installments commencing 12 months after the acquisition by the Company (“Acquisition Date”) of the Restricted Shares, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest of Citibank, N.A. on the Acquisition Date.
     (g) Voting Rights. As a condition to Optionee’s exercise of any Option pursuant to this Agreement, the Company may in its discretion require that Optionee enter into a voting agreement that grants to specified persons designated therein the voting rights for all shares of Stock acquired pursuant to the exercise of such Options, until the earlier of (i) 10 years from the date of exercise of the Option, or (ii) the end of the Restricted Period, such voting agreement to be in such form as the Company reasonably may request.
     (h) Legends. The certificate or certificates representing any Shares acquired pursuant to the exercise of an Option prior to the last day of the Restricted Period shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws or the Stockholders Agreement):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF

COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.
     10. Market Stand-Off Agreement. In the event of an initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.
     11. Optionee’s Representations. By executing this Agreement, Optionee hereby represents and warrants to the Company as to all provisions set forth in the Investment Representation Statement attached hereto as Exhibit A. In addition, in the event the Company’s issuance of the Shares purchasable pursuant to the exercise of this Option has not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, execute and deliver to the Company such Investment Representation Statement or such other form as the Company may request.
     12. Options Terminate if Optionee Violates Agreements. The Participant hereby acknowledges and agrees, as a condition to receiving a grant of the Options, and the receiving of Shares upon exercise of such Options, to be bound by the restrictive covenant provisions of that certain Employment Agreement, dated December 25,1999, entered into by and between the Company and the Participant, as well as any and all restrictive covenant agreements including the Noncompetition Agreement and the Inventions and Proprietary Rights Assignment and Confidentiality Agreement. In the event the Participant breaches any of the restrictive covenant provisions and/or agreements, the Board may, within its sole and absolute discretion and upon written notice to the Optionee, terminate this Agreement and, consequently (a) the Options hereunder shall become immediately void and shall no longer have any force any effect, and (b) any and all Shares Optionee received pursuant to this Agreement must be returned to the Company immediately upon demand by the Company upon the Company’s return of the exercise price paid by the Optionee. The determination as to whether the Executive has breached any of the restrictive covenant provisions and/or agreements shall be made by the Board, in good faith, and shall be binding and conclusive on all parties.
     13. Acceleration of Exercisability of Option. Except as otherwise determined by the Board or the Committee, in its sole and absolute discretion, this Option shall become immediately exercisable in the event of a Change in Control, or in the event the Committee or the Board exercises its discretion to cancel the Option pursuant to Sections 6(b) or (c) hereof.
     14. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.
     15. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.
     16. Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or the Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option.
     17. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement.
     18. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 3425 Stallion Lane, Weston, Florida 33331, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.
     19. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
     (a) Exercise of Option. There will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

     (b) Disposition of Shares. If Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Option are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares.
     (c) Notice of Disqualifying Disposition of Option Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Option on or before the later of (1) the date two years after the Date of Grant, (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to the income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.
     The foregoing discussion assumes that, and only is applicable if, the fair market value of the Shares as of the date on which the Option is granted is not less than the Exercise Price. The Company believes that it has made a good faith effort to determine the fair market value of the Shares and does not believe that the Exercise Price is less than the fair market value of the Shares on the Date of Grant. No assurances can be given, however, that the Internal Revenue Service would not take a contrary position, or that the Internal Revenue Service would not treat the Option as an Incentive Stock Option for some other reason. If the Exercise Price is determined to be less than the fair market value of a Share on the Date of Grant, then the Option may be taxable as a non-qualified option. The holder of a non-qualified option will be treated as having received compensation income (taxable at ordinary income tax rates) at the time the option is exercised equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Shares transferred pursuant to the non-qualified option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the            day of                                .

COMPANY: BIOHEART, INC.
By:	/s/
Howard J. Leonhardt
CEO & Chairman

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:	OPTIONEE:
	By:	/s/
Scott Bromley

EXHIBIT A
INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	Scott Bromley

COMPANY	:	BIOHEART, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	500

DATE	:	December 31, 2005
In connection with the grant and exercise of options to purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:
     (a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).
     (b) I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.
     (c) I further understand that the Securities must be held by me indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available, and that I cannot transfer or sell any Securities unless permitted under my Stock Option Agreement and the Stockholders Agreement referenced in Section 9(a) of this Stock Option Agreement. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar and agree to comply with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions, subject to the requirements of my Stock Option Agreement and the Stockholders Agreement.

Signature of Purchaser:

Scott Bromley

Date:

EXHIBIT D
BIOHEART, INC.
INCENTIVE STOCK OPTION AGREEMENT
FOR
SCOTT BROMLEY
Agreement
     1. Grant of Option. BIOHEART, INC. (the “Company”) hereby grants, as of August ___, 2006 (the “Date of Grant”), to Scott Bromley (the “Optionee”) an option (the “Option”) to purchase up to 458,000 shares of the Company’s Common Stock, $.01 par value (the “Stock”), at an exercise price per share equal to $3.50 (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company’s 1999 Officers and Employees Stock Option Plan (the “Plan”), which is incorporated herein for all purposes. The Option shall be treated by the Company as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and not a nonqualified stock option, if and to the extent that the limitations under Section 4(b) of the Plan and Section 422(d) of the Code, are not exceeded. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof.
     2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.
     3. Exercise Schedule. Except as otherwise provided in Section 6 or 12 of this Agreement, or in the Plan, the Option is fully vested and exercisable as of the Date of Grant and may be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein.
     4. Method of Exercise. This Option shall be exercisable in whole or in part by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised after (a) receipt by the Company of such written notice accompanied by the Exercise Price, and (b) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Stock then may be traded.
     5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the

Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense); or (d) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.
     6. Termination of Option.
     (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void on the Tenth (10th) anniversary of the date of grant.
     (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) of the Plan in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).
     (c) To the extent not previously exercised, the Option shall terminate immediately in the event the Optionee’s employment with the Company is terminated for Cause. For purposes of this agreement, “Cause” shall mean (i) the Optionee commits a felonious act or is convicted of a misdemeanor which is related to the Optionee’s employment or the business of the Company; (ii) the Optionee, in carrying out his employment duties, has acted with gross negligence or intentional misconduct resulting, in either case, in harm to the Company; (iii) the Optionee misappropriates Company funds or otherwise defrauds the Company; (iv) the Optionee breaches his fiduciary duty to the Company resulting in profit to him, directly or indirectly; or (v) the Optionee materially breaches any agreement with the Company.
     7. Transferability. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

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     8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.
     9. Stockholders Agreements; Restrictions.
     (a) Stockholders Agreement. Unless the requirements under this sentence are waived in writing by the Company, the Optionee shall not be permitted to exercise the Option or to be issued any shares of Stock thereunder unless and until the Optionee executes and delivers to the Company the form of stockholders agreement then in effect among the Company and its stockholders (which agreement may be the stockholders agreement utilized in connection with the Company’s initial private offering to investors) (the “Stockholders Agreement”). In addition to any rights or obligations of Optionee under such Stockholders Agreement, the Optionee is and shall be subject to the following provisions of this Section 9 and the other provisions of this Option Agreement.
     (b) Restrictions While Stock is Not Registered; Restricted Shares. The shares of Stock subject to the Option specified in Section 1 and (i) all shares of the Company’s capital stock received as a dividend or other distribution upon such shares, and (ii) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this Section 9 at all times, and only at those times, that shares of the Company’s Common Stock are not Publicly-Held (such times during which the Stock is not so Publicly-Held hereinafter being referred to as the “Restricted Period”) and are during the Restricted Period hereinafter referred to as “Restricted Shares.” For purposes of this Agreement, “Publicly-Held” means that the Common Stock of the Company, or the stock of any successor company into which the Common Stock is substituted or exchanged, is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.
     (c) No Sale or Pledge of Restricted Shares. Except as otherwise provided herein, the Optionee agrees and covenants that during the Restricted Period he or she will not sell, pledge, encumber or otherwise transfer or dispose of, and will not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as “transfers”), all or any portion of the Restricted Shares or any interest therein except in accordance with and subject to the terms of this Section 9.
     (d) Involuntary Transfer Repurchase Option. Whenever, during the Restricted Period, the Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Shares, whether by operation of law or otherwise, the Optionee shall give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, the Optionee agrees to disclose forthwith to the Company all pertinent information in his possession relating thereto. If during the Restricted Period any of the

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Restricted Shares are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to purchase such of the Restricted Shares upon notice by the Company to the Optionee or other record holder at a price determined according to Section 9(f) below, and any of the Restricted Shares so purchased by the Company or its designated purchaser shall in every case be free and clear of such transfer, lien, or charge.
     (e) Repurchase Option on Termination of Employment. Anything set forth in this Agreement to the contrary notwithstanding, the Company shall have the right (but not the obligation) to purchase or designate a purchaser of all, but not less than all, of the Restricted Shares (including, without limitation, any Restricted Shares transferred pursuant to Section 2.3.1 of the Stockholders Agreement) during the Restricted Period and after termination of the Optionee’s employment relationship with the Company for any reason, for the purchase price specified in Section 9(f) hereof. The Company may exercise its right to purchase or designate a purchaser of the Restricted Shares at any time (without any time limitation) after the Optionee’s termination of employment or service and during the Restricted Period. If the Company chooses to exercise its right to purchase the Restricted Shares hereunder, the Company shall give its notice of its exercise of this right to the Optionee or his or her legal representative specifying in such notice a date not later than ten (10) days following the date of giving such notice on which the Company or its designated purchaser shall deliver, or be prepared to deliver the check or promissory note for the purchase price and the Optionee or his or her legal representative shall deliver all stock certificates evidencing such Restricted Shares duly endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer.
     (f) Repurchase Price. For purposes of Section 9(d) and (e) hereof, the per share purchase price of Restricted Shares shall be an amount equal to the Fair Market Value of such share, determined by the Board or the Committee as of any date determined by the Board or the Committee that is not more than one year prior to the date of the event giving rise to the Company’s right to purchase such Restricted Shares under this Section 9. Any determination of Fair Market Value made by the Board or the Committee shall be binding and conclusive on all parties unless shown to have been made in an arbitrary and capricious manner. The purchase price shall, at the option of the Company, be payable in cash or in the form of the Company’s promissory note payable in up to three equal annual installments commencing 12 months after the acquisition by the Company (“Acquisition Date”) of the Restricted Shares, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest of Citibank, N.A. on the Acquisition Date.
     (g) Voting Rights. As a condition to Optionee’s exercise of any Option pursuant to this Agreement, the Company may in its discretion require that Optionee enter into a voting agreement that grants to specified persons designated therein the voting rights for all shares of Stock acquired pursuant to the exercise of such Options, until the earlier of (i) 10 years from the date of exercise of the Option, or (ii) the end of the Restricted Period, such voting agreement to be in such form as the Company reasonably may request.
     (h) Legends. The certificate or certificates representing any Shares acquired pursuant to the exercise of an Option prior to the last day of the Restricted Period shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws or the Stockholders Agreement):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE

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TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REDEMPTION OR REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.
     10. Market Stand-Off Agreement. In the event of an initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.
     11. Optionee’s Representations. By executing this Agreement, Optionee hereby represents and warrants to the Company as to all provisions set forth in the Investment Representation Statement attached hereto as Exhibit A. In addition, in the event the Company’s issuance of the Shares purchasable pursuant to the exercise of this Option has not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, execute and deliver to the Company such Investment Representation Statement or such other form as the Company may request.

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     12. Options Terminate if Optionee Violates Agreements. The Optionee hereby acknowledges and agrees, as a condition to receiving a grant of the Options, and the receiving of Shares upon exercise of such Options, to be bound by the restrictive covenant provisions of any and all restrictive covenant agreements between Optionee and the Company including, without limitation, the Noncompetition Agreement and the Inventions and Proprietary Rights Assignment and Confidentiality Agreement. In the event the Optionee breaches any of the restrictive covenant provisions and/or agreements, the Board may, within its sole and absolute discretion and upon written notice to the Optionee, terminate this Agreement and, consequently (a) the Options hereunder shall become immediately void and shall no longer have any force any effect, and (b) any and all Shares Optionee received pursuant to this Agreement must be returned to the Company immediately upon demand by the Company upon the Company’s return of the exercise price paid by the Optionee. The determination as to whether Optionee has breached any of the restrictive covenant provisions and/or agreements shall be made by the Board, in good faith, and shall be binding and conclusive on all parties.
     13. Acceleration of Exercisability of Option. Except as otherwise determined by the Board or the Committee, in its sole and absolute discretion, this Option shall become immediately exercisable in the event of a Change in Control, or in the event the Committee or the Board exercises its discretion to cancel the Option pursuant to Sections 6(b) or (c) hereof.
     14. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.
     15. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.
     16. Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or the Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option.
     17. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement.
     18. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 13794 NW 4th Street, Suite 212 Sunrise, Florida 33325, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the            day of August 2006.

COMPANY: BIOHEART, INC.
By:	/s/
Howard J. Leonhardt
Chairman and Chief Executive Officer

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:	OPTIONEE:
	By:	/s/
Scott Bromley

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EXHIBIT A
INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	Scott Bromley

COMPANY	:	BIOHEART, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	458,000

DATE	:	August , 2006
In connection with the grant and exercise of options to purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:
     (a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).
     (b) I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.
     (c) I further understand that the Securities must be held by me indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available, and that I cannot transfer or sell any Securities unless permitted under my Stock Option Agreement and the Stockholders Agreement referenced in Section 9(a) of this Stock Option Agreement. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

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     (d) I am familiar and agree to comply with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions, subject to the requirements of my Stock Option Agreement and the Stockholders Agreement.

Signature of Purchaser:

Scott Bromley

Date:

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EXHIBIT E
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS (THE “SECURITIES LAWS”), AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION, AND ONLY IF OTHERWISE PERMITTED UNDER THE TERMS OF THIS WARRANT.
Bioheart, Inc.
(a Florida corporation)
August           , 2006
Warrant Certificate for the Purchase of Shares of Common Stock
Not Transferable or Exercisable
Except as Specified Herein
Void After Expiration Date
     THIS CERTIFIES, that, for value received from Scott Bromley (the “Holder”), Bioheart, Inc., a Florida corporation (the “Company”) hereby grants to Holder, subject to the terms, provisions and conditions of this Warrant, the right to purchase from the Company up to Three Hundred and Five Thousand (305,000) fully paid and non-assessable shares of Common Stock (as defined hereinbelow), of the Company, at a price of Three Dollars and Fifty Cents ($3.50) per share (the “Exercise Price”), payable in cash; provided, however, that the number of shares of Common Stock purchasable pursuant to this Warrant and the Exercise Price are subject to adjustment pursuant to the terms hereof. .
     The term “Common Stock” as used herein shall mean the Common Stock, par value $.001 per share, of the Company as constituted on August ___, 2006 (the “Base Date”). The shares of Common Stock deliverable upon the exercise of this Warrant, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock.” The term “Other Securities” as used herein shall mean any other equity or debt securities that may be issued by the Company in addition to or in substitution for the Warrant Stock as provided herein.
     The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be, subject to, the conditions, limitations and provisions set forth herein.

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     1. Exercise of Warrant.
          1.1. Exercise Period. This Warrant may be exercised, in whole or in part, at any time, pursuant to the procedures and subject to the terms, conditions and limitations provided herein, during the period from the Base Date until August ___, 2016 (the “Expiration Date”), but in no event shall the total aggregate number of shares of Common Stock purchased hereunder exceed 305,000. From and after the Expiration Date, this Warrant shall be void and the Holder shall have no rights hereunder.
          1.2. Manner of Exercise. This Warrant may be exercised, in whole or in part, at any time on or before the Expiration Date, and solely in accordance with the procedures, terms, conditions and limitations provided herein. To exercise this Warrant, the Holder shall present and surrender this Warrant to the Company at its principal executive office, with the Warrant Exercise Form attached hereto duly executed by the Holder and accompanied by payment (in the form of either cash or official bank check, made payable to the order of the Company), of the aggregate Exercise Price for the total aggregate number of shares specified in such form, duly executed by the Holder and in form satisfactory to the Company, for which this Warrant is exercised. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation in connection with such exercise, execute and deliver a new Warrant of like form, tenor and terms evidencing the rights of the Holder thereof to purchase the balance of the shares of Warrant Stock purchasable hereunder. Upon receipt by the Company of this Warrant, together with the duly executed Warrant Exercise Form and payment of the Exercise Price for the shares to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the shares of Common Stock (or Other Securities) issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be effective, and the Company shall have no obligation to issue any Common Stock or Other Securities to the Holder upon any attempted exercise of this Warrant, unless (A) the Holder shall have first delivered to the Company appropriate investment representations, in form and substance reasonably satisfactory to the Company, such as those delineated in Exhibit A hereto, so as to provide the Company with proper assurances that the securities issuable upon exercise hereof may be issued without violation of the registration requirements of the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “Securities Act”) and all applicable state securities or “blue sky” laws (the “Securities Laws); including without limitation representations that the exercising Holder is an “accredited investor” as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to Holder’s reasonable satisfaction (and by the Holder’s execution and delivery of this Warrant the Holder hereby makes such representations (including those on Exhibit “A” hereto) to the Company in connection with the Holder’s acquisition of this Warrant) and (B) if requested by the Company and if the Company’s Common Stock is not then publicly traded on any recognized securities exchange or over-the-counter market, the Holder shall execute and deliver to the Company a shareholders agreement (in the capacity as a

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shareholder thereunder) in such form as other shareholders who purchased shares of the Company in its private offering may then be subject (the “Shareholders Agreement”).
          1.3 Termination of Warrant. To the extent not previously exercised, this Warrant shall terminate immediately and the Holder shall have no rights hereunder in the event the Holder’s employment with the Company is terminated for Cause. For purposes of this agreement, “Cause” shall mean (i) the Holder commits a felonious act or is convicted of a misdemeanor which is related to the Holder’s employment or the business of the Company; (ii) the Holder, in carrying out his employment duties, has acted with gross negligence or intentional misconduct resulting, in either case, in harm to the Company; (iii) the Holder misappropriates Company funds or otherwise defrauds the Company; (iv) the Holder breaches his fiduciary duty to the Company resulting in profit to him, directly or indirectly; or (v) the Holder materially breaches the Inventions and Proprietary Rights Assignment and Confidentiality Agreement and Noncompetition Agreement with the Company.
     2. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant a proper and sufficient number of shares of Common Stock (or Other Securities) from time to time receivable by the Holder upon the exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued and delivered upon such exercise in accordance with the terms and provisions hereof, shall be validly issued, fully paid and non-assessable shares (or Other Securities) of the Corporation.
     3. Fractional Shares. Notwithstanding anything to the contrary herein, the Company shall not be required to issue certificates representing fractions of shares of Common Stock (or Other Securities) upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by requiring the Holder to make the appropriate payment to purchase whole shares of Common Stock (or Other Securities).
     4. Assignment or Loss of Warrant. Subject to the transfer restrictions herein (including Sections 7, 8 and 9, and the notice paragraph at the top of the first page of this Warrant which is incorporated herein), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax (and any required legal opinion), the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date, in lieu hereof.
     5. Rights of the Holder. Notwithstanding any term or provision of this Agreement, prior to and until such time as the Holder has properly exercised this Warrant as provided herein and thereupon has become the holder of shares of Common Stock (or Other Securities), the Holder shall not, by virtue of any provision of this Agreement, be entitled to any rights,

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entitlements or benefits of a shareholder of the Company, either at law or in equity, including, without limitation, the rights, entitlements and benefits as a shareholder to (a) vote on or consent with regard to any proposed action of or regarding the Company, or (b) receive (i) dividends or any other distributions made to shareholders, (ii) notice of or the right to attend any meeting(s) of shareholders of the Company, or (iii) notice of any other proceedings of or regarding the Company. The rights of the Holder are limited to those expressed in this Warrant.
     6. Anti-Dilution Provisions.
          6.1. Adjustment for Stock Splits and Certain Other Transactions. If the Company shall at any time after the Base Date and prior to the Expiration Date subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall distribute shares of Common Stock to its shareholders, the number of shares of Common Stock (or such Other Securities) subject to this Warrant immediately prior to such stock dividend or subdivision shall be appropriately and proportionately increased as provided in this paragraph below, and if the Company shall at any time after the Base Date and prior to the Expiration Date combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be appropriately and proportionately decreased as provided in this paragraph below. Any such adjustment, and any related adjustment to the Exercise Price, pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is to be adjusted as provided in this paragraph above, such adjustment shall be made by multiplying the number of shares then subject to issuance under this Warrant by a fraction (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the event for which such adjustment is to made, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such event.
          Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. Any adjustment under Section 6 of this Warrant determined in good faith by the Company’s board of directors shall be final and binding upon the Holder.
          6.2. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization or recapitalization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date and prior to the Expiration Date or in case during such period the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its

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assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Article 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.
     7. Restrictions on Transfer of Warrant and Warrant Stock. In addition to any other requirements of this Warrant, (a) neither this Warrant nor any rights or interest of the Holder hereunder, may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (in any such case, “Transferred”) without the prior written consent of the Company; which consent may be withheld in the Company’s sole discretion, and (b) if the Holder is then a party (or required under Section 1.2 to be a party) to the Shareholders Agreement, neither any Warrant Stock nor Other Securities may be Transferred unless permitted under the terms of the Shareholders Agreement.
     8. Legends Upon Issued Shares. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the shares of Warrant Stock, all certificates representing such shares shall bear substantially the following legend:
     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act and applicable state securities laws or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.
     9. Assignment. This Warrant and all of the terms, provisions and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Warrant nor any of the rights, benefits, interests or obligations hereunder shall be assigned or delegated by Holder without the prior written consent of the Company.
     10. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or three days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at                                          or if to the Company, to Bioheart, Inc., 13794 NW Fourth Street, Suite 212, Sunrise, FL 33325, Attn: President, or at such other address of which the Company or the Holder has been advised by notice hereunder.

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     11. Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida.
     12. Entire Agreement. This Warrant represents the sole and entire agreement of the parties with respect to the subject matter hereof, supercedes and replaces any other representation, promise, assurance, agreement or arrangement between the parties with respect to such subject matter, and may not be modified, revised or amended without the written consent of the party to be charged with such modification.
* * * * * *
(signatures on following page)

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     IN WITNESS WHEREOF, the parties have each caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

Company: Bioheart Inc.
By:	/s/
	Name:	Howard J. Leonhardt
	Title:	Chairman & CEO

Holder:
/s/
Scott Bromley

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WARRANT EXERCISE FORM
     The undersigned, the Holder of the within Warrant, by and between the undersigned and Bioheart, Inc., a Florida corporation (the “Company”), dated as of                               , hereby irrevocably elects to exercise the within Warrant to purchase                                shares (the “Warrant Shares”) of the Common Stock of the Company, subject thereto, and hereby makes payment of $                     per share in payment therefor. The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.
     The undersigned hereby represents and agrees that the Warrant Shares purchased pursuant hereto are being purchased for investment and not with a view to the distribution or resale thereof, and that the undersigned understands that said Warrant Shares have not been registered under the Securities Laws. The Warrant Shares will bear the appropriate legend to reflect the foregoing.
     Payment of the full purchase price of the Warrant Shares is enclosed herewith, either in cash or in the form of an official bank check made payable to the Company.
     (Please date, sign and print name, address and federal I.D. or social security number)

Dated:

Signature of Holder:

Print Name of Holder:

Address:

Federal I.D. or Social Security Number:
      Signed in the presence of:

Print Witness Name:

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INVESTMENT REPRESENTATIONS
     The Holder hereby makes the following investment representations, warranties and covenants, each of which shall be deemed material (and the Company, in executing, delivering and consummating this Warrant, has relied and will rely upon the correctness and completeness of each of such representations, warranties and covenants, notwithstanding independent investigation, if any):
          (a) The Warrant and Warrant Stock acquired by the Holder hereunder are being acquired by the Holder for investment purposes and not with a view to any distribution or resale thereof in any transaction which would be in violation of the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “1933 Act”), or any applicable state securities laws (the “Securities Laws”). The Holder recognizes that investment in the Warrant and Warrant Stock involves substantial risks, including but not limited to, the risk of loss of the entire amount of such investment. The Holder hereby represents that it can bear the economic risk of losing its entire investment in the Warrant and Warrant Stock and is able to afford the complete loss of such investment. The Holder has such knowledge and experience in financial, business and investment matters so as to be capable of evaluating the merits and risks of an investment in the Warrant and Warrant Stock. The Holder acknowledges that it (and the Holder’s attorney, accountant or other advisor, if any) has been afforded the opportunity (i) to ask such questions as it has deemed necessary or appropriate of, and to receive answers from, the Company concerning the merits and risks of investing in the Warrant and Warrant Stock and (ii) to request and obtain/inspect such additional information, including, but not limited to, copies of any documents, records and books pertaining to this investment which the Holder has desired to obtain and/or inspect, including without limitation the Company’s Private Placement Memorandum dated January 18, 1999, as amended and supplemented to date. The Holder acknowledges that the Company has answered all questions and responded to all inquiries and requests for information to the Holder’s satisfaction. The Holder acknowledges that it has made, independently and without reliance upon the Company (other than the representations, warranties and agreements of the Company set forth in this Warrant) or any agent or representative of the Company and based on its own independent analysis of the Company and such other documents and information as it has deemed appropriate, its own investment analysis and its own business decision to enter into and consummate this Warrant and the transactions contemplated hereby. The Holder further acknowledges that it is not relying on any statements or representations of the Company or any of the Company’s agents for legal advice with respect to its investment in the Warrant and Warrant Stock.
          (b) The Holder represents that it has no contract, undertaking, agreement or arrangement with any person to sell, transfer, encumber or pledge to such person or anyone else the Warrant and Warrant Stock or any part thereof; (b) has adequate means of providing for its current needs and possible contingencies; and (c) has no need for liquidity of its investment in the Warrant and Warrant Stock.

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          (c) The Holder acknowledges that the Company is issuing the Warrant and Warrant Stock in reliance upon an exemption from registration provided in the 1933 Act and the Securities Laws, and is relying upon these representations, and acknowledge and agrees that the Warrant and Warrant Stock can only be sold, conveyed or transferred if either registered under the Securities Act and applicable Securities Laws or pursuant to an available exemption from all applicable registration requirements and subject to compliance with any other applicable transfer restrictions.
          (e) The Holder acknowledges and understands (i) that there is no public or other market for the Warrant or Warrant Stock and no such public or other market may ever develop, (ii) there can be no assurance that the Holder will be able to sell or dispose of the Warrant Stock, and (iii) that the Company makes no representations or warranties regarding the Company’s possible future private or public offering of the Warrant Stock, the Company’s fulfillment in the future of any reporting requirements, under the Exchange Act or otherwise, or regarding the Company’s possible dissemination of any current or projected financial or other information concerning the Company (except as specifically required by applicable law).
          (f) The representations, warranties, covenants and agreements of the Holder contained herein or in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of this Warrant and shall survive the execution and delivery of this Warrant and the purchase of the Warrant and Warrant Stock. Moreover, the Holder understands that the Warrant and Warrant Stock are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and the Securities Laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings set forth in this Warrant in order to determine the availability of such exemptions and the Holder’s eligibility to acquire the Warrant and Warrant Stock.
          (g) If the Holder is a partnership, corporation, trust or estate, then, the Holder represents and warrants that: (i) such partnership, corporation, trust or estate has full legal right and power and all authority and approval required (1) to execute and deliver, or authorize execution and delivery of, this Warrant and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Warrant and Warrant Stock; (2) to delegate authority pursuant to a power of attorney and (3) to purchase and hold such Warrant and Warrant Stock; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Warrant and Warrant Stock, unless each beneficial owner of such entity is qualified as an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and has submitted information substantiating such individual qualification.
          (h) The Holder hereby represents and warrants that it is an “accredited investor” as defined in Rule 501, promulgated by the Securities and Exchange Commission (the “Commission”) under the 1933 Act. The Holder understands that, (i) the offering and sale of the Warrant and Warrant Stock have not been and will not be registered under the 1933 Act, and have not been and will not be registered or qualified under any state securities laws, and (ii) as such, the Warrant and Warrant Stock constitute “restricted securities” as defined in Rule 144 under the 1933 Act. The Holder further recognizes that the Company is not assuming any obligation to register the Warrant Stock.

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